UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Item 1. Report to Shareholders

Institutional Floating Rate Fund	November 30, 2013

Highlights

  The bank loan market generated modest gains for the six months ended November 30, 2013, while most other fixed income assets declined.

  The Institutional Floating Rate Fund posted good relative returns and outperformed its benchmark index.

  Demand for higher-yielding investments was strong in the low interest rate environment, and the fundamental underpinnings of the loan market remained intact.

  We believe that bank loans offer investors a compelling blend of current income and less sensitivity to interest rate fluctuations than other fixed income sectors.

The views and opinions in this report were current as of November 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Floating Rate Fund

Dear Investor

Floating rate loans continued their multiyear run of good performance in the six months ended November 30, 2013. The overall environment for bank debt remained favorable due to low default expectations, abundant liquidity, and improving corporate balance sheets. The loan market benefited from solid demand as Treasury yields trended higher during the reporting period. While companies have benefited from reducing their debt-service costs, underwriters are capitalizing on the robust demand—making the terms of new offerings somewhat less favorable for investors. As a result, we remain very selective about the loans we purchase. Over the past three months, we participated in about one-third of the new issue offerings. Looking ahead, we want to caution investors that the fund’s returns over the next 12 to 24 months will likely not be as strong as the results we have enjoyed in recent years because the capital appreciation component of total return appears limited.

Portfolio Performance

The Institutional Floating Rate Fund generated good returns versus other fixed income asset classes and outperformed its benchmark, the S&P/LSTA Performing Loan Index, for the six-month period ended November 30, 2013. The fund is focused on bank loans and corporate bonds in the higher-quality tiers of the below investment-grade universe. We primarily invest in BB and B rated loans as these have historically outperformed CCC rated loans with less volatility. This positioning contributed to our comparison with the benchmark. Results for the fund’s F Class shares varied slightly, reflecting their different fee structure, asset flows, and other factors.

The portfolio’s positioning remained more conservative than the benchmark. The fund maintained its high allocation to traditional loan structures with solid covenants and first priority on assets. Conversely, we typically avoid smaller, less-liquid loans. Some of the riskiest segments of the market lagged during the past six months, and underweighting several of the most distressed industries and credits contributed to our relative performance. For example, we are significantly underweight in the utilities and publishing industries, and not owning several of the struggling companies in those segments helped our relative performance. We maintained an allocation to short-term holdings to meet potential investor redemptions and for normal trading strategies. However, in the ultra-low interest rate environment, our cash position, which composed less than 6% of the fund at the end of the period, generated nominal yield and detracted from relative performance.

For the past six months, the fund’s share price was very stable but declined $0.01. Dividend income, which totaled $0.21 over the past six months, was a penny less than in the prior six-month period and accounted for all of the portfolio’s return. At the end of November, the fund’s 3.87% 30-day SEC yield was slightly higher than the 3.71% yield six months ago. Capital appreciation, which had been a significant component in the portfolio’s return in prior reporting periods, proved elusive as many of the loans that we owned were already trading close to par value. In the near term, we believe there will be fewer opportunities to generate capital appreciation.

Market Environment

The loan market benefited from steady investor demand, positive sentiment, and a decline in default expectations. Rising Treasury yields hurt most other fixed income asset classes, but the combination of above-average yield and the floating rate coupon feature boosted demand for loans. Over the past six months, interest rates have been volatile amid suggestions that improving economic conditions would prompt the Fed to taper its asset purchase program, which has suppressed long-term rates. (After the end of the reporting period, the Fed indicated that it would begin to gradually unwind its asset purchase program in January 2014.) High-quality bonds, such as the 10-year Treasury note, posted losses, while below investment-grade issues were virtually the only asset class, except for short-maturity bonds, to post gains.

Although we have witnessed two sharp sell-offs in the credit markets—the first known as the “taper tantrum” in June and the second, in August, on concerns about a possible breach of the debt ceiling—demand for loans was strong, company fundamentals have improved thanks to massive refinancings, and defaults have remained at historically low levels. While the asset class still appears attractive versus most other fixed income investments, we want to caution investors that the pace of gains we have enjoyed for several years is unlikely to be sustained. We believe that prospects for double-digit returns in 2014 are limited because yields are lower than they were a year ago, and many loans already trade near par value.

That said, capital market conditions in the loan market remain excellent, and the volume of bank debt issuance has already set an annual record. In the first 11 months of 2013, more than $600 billion of new loans were priced, easily surpassing the prior annual record of $388 billion in 2007. Approximately 70% of this year’s deals were for refinancing—to extend maturity profiles and reduce interest levels—bolstering corporate balance sheets and liquidity. However, recycling existing debt and less new paper has created a technical supply/ demand imbalance, and it has allowed the underwriters to relax the terms on loan structures, leaving lenders with less protection than we like to see. The number of these “covenant lite” transactions in 2013 has increased to levels that cause us some concern, and we are carefully monitoring this dynamic.

Nevertheless, the overall environment for loan investing remains positive. The corporate fundamentals underpinning the asset class are sound. Companies have abundant liquidity, the near-term maturity issues that were a concern two or three years ago have been addressed, and the capital markets remain receptive to new deals. Additionally, earnings and cash flow generation appear supportive, and the default rate is low and expected to remain below average into 2014. (The exception is TXU, the largest loan issuer that could default in the next 12 months. However, as we have written in prior letters, we don’t hold its loans.) Fixed income investors have become increasingly concerned about the potential for rising interest rates and the losses that would be inflicted on traditional bond portfolios. This has bolstered the demand for leveraged loans given their floating rate feature that limits interest rate risk.

Portfolio Review

Most of our companies are performing well, and we have maintained a focus on higher qualities. At the end of the reporting period, more than 95% of the portfolio was invested in securities rated split B or higher (including short-term holdings). We remain overweight in higher-quality credits and have been approximately 200 basis points (2.00%) underweight in CCC and not-rated securities. During the reporting period, we made only minor adjustments to our credit quality allocations. Security selection was the primary driver of the portfolio’s outperformance.

From an industry perspective, the best contributors were the utilities and services segments. Information technology and gaming were the weakest relative performers, and the publishing group was the only area to post an absolute loss. Within the utilities segment, we owned a meaningful position in Terra-Gen Finance, a wind farm and alternative energy provider. The company generates ample free cash flow, and its BB rated loans, which have an outsized (6.5%) coupon, have performed well. Terra-Gen is slowly amortizing the debt down to a much more manageable level. EquiPower Resources, a diversified utility, also provided good performance. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The portfolio’s strongest relative performance contribution in the utilities segment came from avoiding TXU. We eliminated the issuer from the portfolio more than a year ago based on its low credit quality, volatility, and the high probability that it will have to restructure its debt, but we continue to evaluate the dynamic situation. At this point, we are concerned about the unfavorable risk/reward trade-off on its loans given current prices.

In the services segment, which we view as an eclectic mix of companies, First Data, Travelport, and Europcar Groupe were the top performers. First Data effected a significant extension to its balance sheet and retired some of its subordinate securities. As the country’s largest credit card transaction processor, First Data should continue to benefit as the broader economy improves and consumer spending ticks up. The company’s capital structure looks healthy now that it has extended the maturities on its outstanding bonds and loans, and its balance sheet is in good shape. In our view, there is little chance that the company will default on its debt obligations for the next few years.

Travelport was another strong performer. The company runs the back-office operations (volume, traffic, and inventory) for a number of travel sites. Like First Data, Travelport makes a small profit on all of its transactions. Because we think the business model is solid and the company’s loans are sound, we hold a large position in its loans. Europcar, a European rental car company, has no bank debt in its capital structure, but our European high yield analysts have a positive view on its secured bonds with a coupon of 11.5%. The bonds have a relatively short maturity, are noncallable until 2017, and have performed well.

Our largest holdings, which are shown in the Twenty-Five Largest Issuers table on page 6, were generally our best performers. The fund’s top contributor and largest holding at the end of the period was Univision Communications. The company is the dominant Spanish-language broadcaster, with TV and radio stations in several markets, including Miami, Los Angeles, and New York City. We think Univision has world-class assets and a deep and talented management team. The company generates steady single-digit revenue growth and has improved its earnings and cash flow. It has refinanced and extended its loans, helping to lower its interest payments and strengthening its balance sheet. We believe that Univision could be an initial public offering candidate in 2014 if it is not acquired by an investment-grade content company. The company’s loans have performed well, and its bonds have done even better.

Clear Channel Communications was again a top absolute performance contributor but a relative performance detractor because we have remained underweight versus the benchmark. The broadcasting company is heavily leveraged. Our below-benchmark allocation is predicated on concerns regarding the company’s ability to refinance its outstanding loans and the possibility that it may be forced to file for bankruptcy protection. So far, it has been able to “kick the can down the road.” Although we own approximately a 90-basis-point position, the index allocation is much larger. The loans rallied after a refinancing transaction that extended a large portion of its loans to 2019, affording the company more time to grow into the current capital structure.

Our information technology, gaming, and reserves positions were the largest detractors from relative returns. Over the past six months, we expanded our holdings in tech to 8% from 6% of the portfolio. Our largest addition was Dell, and we also added BMC Software. The pair of new issue loans generally performed in line with the market. However, not owning Avaya hurt our relative performance. The company is a significant position in the benchmark, and after losing some ground on a first-quarter earnings miss, the loans rallied on improving second-quarter results.

It was a similar story in the gaming sector. Not owning Harrah’s detracted from relative performance. In our last shareholder letter, we reported that Harrah’s was one of our largest eliminations because we thought the company was burning through its available cash and would run out of money. The loans rallied on speculation that the firm will be successful in exchanging some of its subordinated debt for equity. Our analyst reevaluated the credit given new scenarios, and we decided to purchase Harrah’s first-lien secured bonds, which are of similar credit quality as its loans, but we missed the initial rally.

Outlook

Our outlook for the loan market has changed very little since we penned our annual report six months ago. We remain encouraged by the fundamental and technical strength underpinning the bank debt market and believe that BB and B rated loans represent compelling value versus other fixed income alternatives. Additionally, because fixed income investors are increasingly focused on the potential for rising interest rates, there should be steady demand for floating rate investments. Potential for a seasonal slowdown coupled with higher volatility could lead to a correction, but we remain positive on the longer-term prospects for the asset class.

Bank debt has become increasingly attractive for yield-starved investors who want to own a low-duration asset. Excluding TXU, we see little reason for default rates in the loan market to rise above 2% in the next 18 months, which is well below the 3.5% long-term average. The companies in the asset class continue to improve, as evidenced in the deleveraging of corporate balance sheets and cash flow generation. New issue supply is reaching record volumes, and the market is backed by solid investor demand for higher-yielding products. However, the quality of the offerings, including low yields and the prevalence of covenant-lite issues, is becoming a larger concern.

We view floating rate loans as an excellent asset class for diversification as well as an indirect hedge against inflation in a rising interest rate environment. Our conservative approach and our focus on higher-quality holdings benefited investors this reporting period. T. Rowe Price has invested substantial resources in our credit research efforts, and we are privileged to work with a talented team of professionals around the world to uncover opportunities for our shareholders.

As always, we will continue to work diligently on your behalf. Thank you for your support and confidence in T. Rowe Price.

Paul M. Massaro
Chairman of the fund’s Investment Advisory Committee

December 18, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Investing in Floating Rate Loan Funds

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases, leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

Glossary

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a one-year duration would fall about 1% in response to a one-percentage-point rise in interest rates, and vice versa.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

S&P/LSTA Performing Loan Index: A benchmark that tracks the performance of the leveraged loan market.

Weighted average maturity: A measure of a fund’s interest rate sensitivity—in general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Floating Rate Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)

F Class

	For a share outstanding throughout each period			
	6 Months Ended 11/30/13	Year Ended 5/31/13	5/31/12	8/27/10 Through 5/31/11
NET ASSET VALUE				
Beginning of period	$ 10.29	$ 9.99	$ 10.37	$ 10.04
Investment activities				
Net investment income[1]	0.21	0.45	0.50	0.30
Net realized and unrealized gain / loss	(0.01)	0.32	(0.30)	0.48
Total from investment activities	0.20	0.77	0.20	0.78
Distributions				
Net investment income	(0.21)	(0.47)	(0.51)	(0.44)
Net realized gain	–	–	(0.07)	(0.01)
Total distributions	(0.21)	(0.47)	(0.58)	(0.45)
NET ASSET VALUE				
End of period	**$ 10.28**	**$ 10.29**	**$ 9.99**	**$ 10.37**

Ratios/Supplemental Data

Total return[2]	**1.95%**	**7.81%**	**2.02%**	**7.86%**
Ratio of total expenses to average net assets	0.69%[3][4][5]	0.62%[3][4]	0.57%[3][4]	0.55%[5]
Ratio of net investment income to average net assets	4.06%[5]	4.47%	5.03%	4.76%[5]
Portfolio turnover rate	28.8%	83.3%	91.6%	67.6%
Net assets, end of period (in thousands)	$ 855,707	$ 847,069	$ 458,945	$ 312,713

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Includes interest expense related to borrowing (see Note 7) equal to 0.01%, 0.01%, and 0.00% of average net assets for the six months ended 11/30/13 and for the years ended 5/31/13 and 5/31/12, respectively. Interest expense is paid directly by the fund in addition to the all-inclusive annual fee (see Note 6).

(4) Includes administrative fee payment (see Note 1) equal to 0.13%, 0.06% and 0.02% of average net assets for the six months ended 11/30/13 and the years ended 5/31/13 and 5/31/12, respectively. Administrative fee payment is in addition to the all-inclusive annual fee (see Note 6).

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Floating Rate Fund
November 30, 2013
(Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/13	Value 5/31/13
T. Rowe Price Reserve Investment Fund, 0.05%	¤	¤	$ 58	$ 217,781	$ 235,827
Totals			$ 58	$ 217,781	$ 235,827

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 217,781
Dividend income	58
Interest income	-
Investment income	$ 58
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Floating Rate Fund
November 30, 2013 (Unaudited)
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)
($000s)

6 Months Ended 11/30/13
Investment Income (Loss)		
Income		
Interest	$	69,137
Dividend		58
Other		932
Total income		70,127
Expenses		
Investment management and administrative expense		8,132
Administrative fee payment program fees – F Class		541
Interest		92
Total expenses		8,765
Net investment income		61,362
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		1,338
Foreign currency transactions		(1,462)
Net realized loss		(124)
Change in net unrealized gain / loss		
Securities		(1,166)
Other assets and liabilities denominated in foreign currencies		(2,012)
Change in net unrealized gain / loss		(3,178)
Net realized and unrealized gain / loss		(3,302)
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**58,060**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Floating Rate Fund
November 30, 2013
(Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Floating Rate Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the Institutional Floating Rate Fund original share class, referred to in this report as the Institutional Class, offered since January 31, 2008, and the Institutional Floating Rate Fund–F Class (F Class), offered since August 27, 2010. F Class shares are available only through financial advisors and certain third-party intermediaries that have entered into an administrative fee agreement with T. Rowe Price Services, Inc. The F Class participates in a Board-approved administrative fee payment program pursuant to which the fund compensates certain financial intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% of average daily net assets for certain defined contribution plans) per year for various shareholder and administrative services they provide to underlying investors. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The F Class pays certain shareholder and administrative expenses in an amount not exceeding 0.15% of the class’s average daily net assets. Investment income and investment management and administrative expense are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On June 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2013:

There were no material transfers between Levels 1 and 2 during the six months.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of November 30, 2013, the fund held foreign exchange derivatives with a fair value of $9,000, included in unrealized gain on forward currency exchange contracts, and $1,563,000, included in unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended November 30, 2013, the fund recognized $1,613,000 of realized loss on Foreign Currency Transactions and a $1,736,000 change in unrealized gain/ loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2013, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2013, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 1% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2013, approximately 93% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,054,897,000 and $802,200,000, respectively, for the six months ended November 30, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2013, the fund had $5,059,000 of available capital loss carryforwards.

At November 30, 2013, the cost of investments for federal income tax purposes was $3,165,655,000. Net unrealized gain aggregated $29,206,000 at period-end, of which $37,333,000 related to appreciated investments and $8,127,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At November 30, 2013, 13% of the Institutional Class’s outstanding shares were held by T. Rowe Price funds.

NOTE 7 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $200 million committed credit facility (the facility) provided by JPMorgan Chase Bank, N.A., pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.25% plus the greater of (a) the Federal Funds rate or (b) the one-month LIBOR. A commitment fee, equal to 0.10% per annum of the average daily undrawn commitment, is allocated to the participating funds based on each fund’s relative net assets; it is accrued daily and paid quarterly. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the six months ended November 30, 2013, the fund incurred $92,000 in commitment fees. At November 30, 2013, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $200,000,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 21, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 21, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 21, 2014